THIRD WAIVER REGARDING
2013 LOAN AND SECURITY AGREEMENT

THIS THIRD WAIVER REGARDING 2013 LOAN AND SECURITY AGREEMENT ("**Third Waiver**") is made as of the 30th day of June, 2014 (the "**Effective Date**") by and among ADA-ES, INC., a Colorado corporation ("**Borrower**"), ADVANCED EMISSIONS SOLUTIONS, INC., a Delaware corporation ("**ADES**"), and COBIZ BANK, a Colorado corporation, d/b/a COLORADO BUSINESS BANK ("**Lender**").

RECITALS

A. Borrower and Lender are parties to that certain 2013 Loan and Security Agreement dated as of September 19, 2013, as amended by the First Amendment and Waiver Regarding 2013 Loan and Security Agreement dated as of December 2, 2013, as further amended by a Waiver Letter dated February 7, 2014, a Second Amendment Regarding 2103 Loan and Security Agreement dated as of April 3, 2014 and a Third Waiver Regarding 2013 Loan and Security Agreement dated as of June 30, 2014 (as amended, supplemented, modified and restated from time to time, the "**Loan Agreement**").

B. Pursuant to a Form 8-K filed with the Securities and Exchange Commission ("**SEC**"), ADES has notified Lender that the ADES financial statements for the quarters ended March 31, 2013, June 30, 2013 and September 30, 2013 are not correct and will need to be restated.

C. Further, ADES has notified Lender that the financial statements for the year ended December 31, 2013 will not be available until sometime in the fall of 2014.

D. Further, the ADES quarterly financial statements for the quarters ending March 31, 2014, June 30, 2014 and September 30, 2014 will not be delivered in compliance with the terms of the Loan Agreement.

E. In accordance with the provisions of the Loan Agreement, Lender has agreed to waive, for the benefit of Borrower, certain terms and conditions contained in the Loan Agreement, as specifically provided herein.

F. ADES wishes to provide its consent to the waivers set forth herein.

G. Other than as defined in this Third Waiver, all capitalized terms used in this Agreement without definition shall have the meanings given to such terms in the Loan Agreement.

NOW THEREFORE, in consideration of the premises and covenants made by Borrower and contained in this Third Waiver and the consent provided given by ADES herein, Lender grants the waivers and agrees to the amendments forth below:

1. <u>Waiver Concerning Financial Statements and Delivery of Interim Financial Statements</u>. With respect to the delivery of annual and quarterly financial statements required by Section 6.11 of the Loan Agreement, Lender agrees that, until such time as ADES has filed with

the SEC its Form 10K for the period ended December 31, 2013 (the "**Form 10K**") and its Forms 10Q for the quarters ending March 31, 2014, June 30, 2014 and September 30, 2014 (the "**Forms 10Q**") the requirements of Section 6.11, shall be waived. Until the Form 10K and the Forms 10Q are filed, Borrower shall deliver to Lender quarterly and annual financial statements of Borrower internally prepared by Borrower, representing in all material respects Borrower's financial position, respectively, as of such date, which statements shall consist of a balance sheet and related statements of income, retained earnings, and cash flow covering the appropriate period of Borrower's operations, all in such detail as Lender may reasonably request, and which shall be certified by the president or chief financial officer of Borrower in the form of Exhibit A attached to this Third Waiver.

2. Waiver Concerning Previously Delivered Financial Statements With respect to the delivery of quarterly financial statements delivered pursuant to Section 5.4 of the Loan Agreement, Lender agrees that, at such time as: (a) ADES has filed with the SEC its restated Forms 10Q for the quarters ending March 31, 2013, June 30, 2013 and September 30, 2013, or their equivalent which may be contained in the Form 10K; and (b) Borrower has delivered copies of such restated Forms 10Q for the quarters ending March 31, 2013, June 30, 2013 and September 30, 2013, or their equivalent which may be contained in the Form 10K, to Lender, the representations of Borrower contained in Section 5.4 are waived.

3. Compliance Certificates and Calculation of Performance Ratios. With respect to the delivery of compliance certificates required by Section 6.11 and the calculation of the performance ratios set forth in Sections 6.12 and 6.13, Lender agrees that Borrower may use the Borrower prepared interim financial statements to complete such certificates and calculate such ratios.

4. Delivery of Restated Financial Statements. Upon the filing of the Form 10K and the Forms 10Q, Borrower will deliver to Lender restated or completed quarterly and annual financial statements prepared in accordance with generally accepted accounting principles.

5. No Restatement of Compliance Certificates or Recalculation of Performance Ratios. With respect to the delivery of compliance certificates required by Section 6.11 and the calculation of the performance ratios set forth in Sections 6.12 and 6.13, Lender agrees that Borrower is not required to redeliver compliance certificates or recalculate performance ratios using the restated or completed quarterly and annual financial statement prepared in accordance with the terms of the resolution of the issues with Borrower's auditing firm.

6. SEC Documents. Borrower will deliver copies to Lender of any and all reports that Borrower and/or ADES files with the SEC pursuant to the Securities Act of 1934. Such deliver will occur promptly up on the filing of such documents with the SEC.

7. Maintenance of Cash Collateral. Concurrently with the execution of this Amendment by Borrower and ADES, and for so long as ADES is not compliant with the requirements of Section 6.11, Borrower will maintain on deposit with Lender cash collateral in an amount which is not less than the Secured Line Balance. If Borrower wishes to request additional Advances, Borrower must deposit with Lender additional cash collateral in an amount which is not less than the amount of the requested Advance, or such other amount as is necessary

to bring the total amount on deposit to an amount not less than the current Secured Line Balance plus the additional requested Advance. Borrower may select the type of deposit account in which the cash collateral will be held. Borrower shall execute and deliver to Lender a pledge agreement granting to Lender a first priority security interest in the cash collateral account, a copy of which is attached hereto as Exhibit B. The cash collateral shall be held by Lender until the first to occur of: (a) the Loan Agreement is terminated according to its terms and all obligations of Borrower thereunder shall have been fully complied with; or (b) Borrower is in full compliance with the requirements of Section 6.11, at which time the cash collateral will be released to Borrower and the pledge agreement will be terminated.

8. Section 8.5. A new Section 8.5 is hereby added to the Loan Agreement, which reads, in its entirety, as follows:

> If an Event of Default shall have occurred and be continuing, Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits which were provided to Lender as cash collateral (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by Lender for the credit or the account of Borrower or against any and all of the obligations of Borrower now or hereafter existing under this Agreement or any other Loan Document to Lender irrespective of whether Lender shall have made any demand under this Agreement or any other Loan Document and although such obligations of Borrower may be contingent or unmatured or are owed to Lender. Lender agrees to notify Borrower promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application.

9. Release of Claims. Borrower and ADES hereby release and forever discharge Lender, its affiliates, directors, officers, agents, employees, and attorneys (**"Lender Parties"**) of and from any and all liability, suits, damages, claims, counterclaims, demands, reckonings and causes of action, setoffs and defenses, whether known or unknown, whether arising in law or equity, which any of Borrower or ADES have, now have or may have in the future against Lender Parties by reason of any acts, omissions, causes or things arising out of or in any way related to this Third Waiver or the Loan Agreement existing or accrued as of the date of this Third Waiver. This release shall survive the termination of this Third Waiver. Borrower acknowledges that the foregoing release is a material inducement to Lender's decision to extend to Borrower the financial accommodations hereunder and has been relied upon by Lender in agreement to enter into this Third Waiver.

10. Certification. Borrower will execute and deliver to Lender a Certificate in the form of Exhibit C attached hereto.

11. Costs. Borrower will pay Lender's attorneys' fees for preparation of this Third Waiver.

12. Miscellaneous.

(a) The paragraph headings used herein are intended for reference purposes only and shall not be considered in the interpretation of the terms and conditions hereof.

(b) The terms and conditions of this Third Waiver shall be binding upon and shall inure to the benefit of the parties hereto, their successors and permitted assigns.

(c) This Third Waiver may be executed in any number of counterparts, and by Lender, ADES and Borrower on separate counterparts, each of which, when so executed and delivered, shall be an original, but all of which shall together constitute one and the same Agreement.

(d) Except as expressly modified by this Third Waiver, the Loan Agreement shall remain in full force and effect and shall be enforceable in accordance with its terms.

(e) This Third Waiver and the Loan Agreement constitute the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede all prior negotiations, understandings, and agreements between such parties with respect to such subject matter.

(f) This Third Waiver, and the transactions evidenced hereby, shall be governed by, and construed under; the internal laws of the State of Colorado, without regard to principles of conflicts of law, as the same may from time to time be in effect, including, without limitation, the Uniform Commercial Code as in effect in the State of Colorado.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Third Waiver as of the date first above set forth.

(Signatures on following page)

ADA-ES, INC.,
a Colorado corporation

By: ______________________
Name: Mark H. McKinnies
Title: CFO

ADVANCED EMISSIONS SOLUTIONS, INC., a Delaware corporation

By: ______________________
Name: Mark H. McKinnies
Title: CFO

COBIZ BANK, a Colorado corporation d/b/a COLORADO BUSINESS BANK

By: ______________________
Douglas L. Pogge, Senior Vice President

Exhibit A
FORM OF INTERIM FINANCIAL STATEMENT CERTIFICATION

The undersigned, the ______________________________ of ADA-ES, INC., a Colorado corporation ("**Borrower**"), hereby certifies to COBIZ BANK, a Colorado corporation, d/b/a COLORADO BUSINESS BANK ("**Lender**"), pursuant to the Third Waiver to 2013 Loan and Security Agreement by and among Borrower, ADVANCED EMISSIONS SOLUTIONS, INC. and Lender ("**Third Waiver**"), that attached hereto is a copy of Borrower's internally prepared financial statements as of and for the ____month period ending __________ _____, 20___, which financial statements consistently present in all material respects Borrower's financial position and results of operations for the applicable periods and consist of a balance sheet and related statements of income and cash flow covering the periods from the end of the immediately preceding fiscal year to the end of such quarter, and such quarter alone (if applicable), it being understood that all internally prepared financial statements are subject to year-end adjustments and are not required to have footnote disclosures.

The undersigned has reviewed the Loan Agreement and the affairs of Borrower and that, to the best of his or her knowledge and belief, and excepting matters which have been waived by Lender, he or she is unaware of the occurrence of an event which constitutes an Event of Default hereunder or which would constitute such an Event of Default with the giving of notice or the lapse of time or both, and if so, stating the facts with respect thereto.

ADA-ES, INC., a Colorado corporation

By: ______________________________
Name: ____________________________
Title: _____________________________

Exhibit B
FORM OF PLEDGE AGREEMENT

PLEDGE AGREEMENT
(ADA-ES Third Waiver)

THIS PLEDGE AGREEMENT ("**Pledge Agreement**") is made as of the 30th day of June, 2014 (the "**Effective Date**") by and among ADA-ES, INC., a Colorado corporation ("**Borrower**"), ADVANCED EMISSIONS SOLUTIONS, INC., a Delaware corporation ("**ADES**"), and COBIZ BANK, a Colorado corporation, d/b/a COLORADO BUSINESS BANK ("**Lender**").

RECITALS

A. Borrower and Lender are parties to that certain 2013 Loan and Security Agreement dated as of September 19, 2013, as amended by the First Amendment and Waiver Regarding 2013 Loan and Security Agreement dated as of December 2, 2013, as further amended by a Waiver Letter dated February 7, 2014, a Second Amendment Regarding 2103 Loan and Security Agreement dated as of April 3, 2014 and a Third Waiver Regarding 2013 Loan and Security Agreement dated as of June 30, 2014 (as amended, supplemented, modified and restated from time to time, the "**Loan Agreement**").

B. Pursuant to the Third Waiver Regarding 2013 Loan and Security Agreement dated as of June 30, 2014, Borrower has agreed to provide Lender with cash collateral and execute this Pledge Agreement.

NOW THEREFORE, in consideration of the premises and covenants made by Borrower and contained in the Third Waiver, Borrower, ADES and Lender agree as follows:

AGREEMENTS

1. Defined Terms. Capitalized terms not otherwise defined herein shall have the meanings assigned in the Loan Agreement.

2. Pledge. Borrower hereby pledge, assign, hypothecate and grant to Lender as a first lien on, and security interest in, all of Borrower' right, title and interest in and to Account No. 3479315 in the name of Borrower (the "**Account**"), all interest accruing thereon and all proceeds thereof, including all sums deposited in the Account, and in any other depository or investment account or accounts that contain the proceeds of the Account (the "**Collateral**"), as security for the prompt and complete payment and performance when due of all of the Obligations.

3. Lender's Rights and Obligations Regarding Accounts. Upon the occurrence of an Event of Default, any amounts held in the Account shall be held and used in accordance with the terms of the Loan Agreement and further, Lender is and shall be entitled to all of the rights, powers and remedies concerning the Collateral afforded a secured party by the Uniform

Commercial Code of Colorado, to the extent such law is applicable, and all other remedies available under applicable law, including the right of setoff against the Collateral.

4. Representations, Warranties and Covenants of Borrower. Borrower represents and warrants that: (a) no person or persons other than Borrower will have any right, title or interest in and to the Account; (b) Borrower has, full corporate power, authority and legal right to deliver and pledge all of its right, title and interest in and to the Account pursuant to this Pledge Agreement; and (c) Borrower has not previously pledged any right, title or interest of Borrower in or to the Account, or the proceeds thereof, to any other person or entity. Borrower covenants and agrees that it will defend Lender's right, title and security interest in and to the Collateral against the claims and demands of all persons whomsoever.

5. Further Assurances. Borrower agrees that, at any time and from time to time upon the written request of Lender, Borrower will execute and deliver such further documents and do such further acts and things as Lender may reasonably request in order to effect the purposes of this Pledge Agreement.

6. Severability. Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

7. No Waiver; Cumulative Remedies. Lender shall not, by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder and no waiver shall be valid unless in writing, signed by Lender, and then only to the extent therein set forth. A waiver by Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Lender would otherwise have on any further occasion. No failure to exercise nor any delay in exercising on the part of Lender, any right, power or privilege hereunder, shall operate as a waiver thereof, or shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law.

8. Expenses Secured. Borrower agrees to pay on demand all reasonable costs and expenses, if any (including reasonable counsel, consultant and appraiser fees and expenses), in connection with the exercise and enforcement (whether through negotiations, legal proceedings or otherwise) of Lender's rights and remedies provided by this Pledge Agreement, the Loan Agreement or any other loan document, or which by law shall be payable by Borrower, expressly including all such costs and expenses incurred by Lender in connection with or during the pendency of any bankruptcy or insolvency proceedings involving Borrower. All such expenses shall be part of the Obligations, and shall be secured by the Accounts.

9. Release. This Pledge Agreement, and Lender's interest in and to any of the Accounts, shall terminate and expire at the first to occur of: (a) the Loan Agreement is

terminated according to its terms and all obligations of Borrower thereunder shall have been fully complied with; or (b) Borrower is in full compliance with the requirements of Section 6.11 of the Loan Agreement, at which time the cash collateral will be released to Borrower. Upon such termination of this Pledge Agreement, Lender agrees to take any and all actions as Borrower may reasonably request to evidence such termination.

10. Consent of ADES. ADES consents to the pledge contained herein.

11. Binding Effect. This Pledge Agreement and all obligations of Borrower hereunder shall be binding upon the successors and assigns of Borrower, and shall, together with the rights and remedies of Lender hereunder, inure to the benefit of Lender and its successors and assigns.

12. Miscellaneous.

(a) The paragraph headings used herein are intended for reference purposes only and shall not be considered in the interpretation of the terms and conditions hereof.

(b) The terms and conditions of this Pledge Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their successors and permitted assigns.

(c) This Pledge Agreement may be executed in any number of counterparts, and by Lender, ADES and Borrower on separate counterparts, each of which, when so executed and delivered, shall be an original, but all of which shall together constitute one and the same Agreement.

(d) This Pledge Agreement is a Loan Document as defined in the Loan Agreement.

(e) This Pledge Agreement and the Loan Agreement constitute the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede all prior negotiations, understandings, and agreements between such parties with respect to such subject matter.

(f) This Pledge Agreement, and the transactions evidenced hereby, shall be governed by, and construed under; the internal laws of the State of Colorado, without regard to principles of conflicts of law, as the same may from time to time be in effect, including, without limitation, the Uniform Commercial Code as in effect in the State of Colorado.

(Signatures on follow page)

ADA-ES, INC.,
a Colorado corporation

By: [signature]
Name: Mark H. McKinnies
Title: CFO

ADVANCED EMISSIONS SOLUTIONS, INC., a Delaware corporation

By: [signature]
Name: Mark H. McKinnies
Title: CFO

COBIZ BANK, a Colorado corporation d/b/a COLORADO BUSINESS BANK

By:________________________________
Douglas L. Pogge, Senior Vice President

Exhibit C
Form of BORROWER CERTIFICATION
With Respect to
THIRD WAIVER REGARDING 2013 LOAN AND SECURITY AGREEMENT

In conjunction with the Third Waiver Regarding 2013 Loan and Security Agreement by and among ADA-ES, INC., ADVANCED EMISSIONS SOLUTIONS, INC. and COBIZ Bank, a Colorado corporation, d/b/a COLORADO BUSINESS BANK ("**Third Waiver**"), the undersigned, as a duly authorized officer of ADA-ES, INC., a Colorado corporation ("**Borrower**"), hereby certifies to COBIZ BANK, a Colorado corporation, d/b/a COLORADO BUSINESS BANK ("**Lender**") that no "Principal" of Borrower has been convicted of, or pled no contest to, a felony under state or federal law (excluding crimes related to traffic or motor vehicle offenses) or to any other crime that requires identification in any registry and/or notification program maintained by any federal or state jurisdiction.

For the purpose of this Certification, "**Principal**" is deemed to include: (a) each Officer of Borrower; (b) each director of Borrower; (c) the five (5) most highly compensated executives and officers of Borrower; and (d) each natural person who is a direct or indirect holder of more than twenty percent (20%) or more of the ownership stock or stock equivalent of Borrower.

The undersigned acknowledges Lender is relying upon the truth of the statements set forth in this Borrower Certification to enter into the Third Waiver with Borrower.

Dated this 30th day of June 2014.

ADA-ES, INC., a Colorado corporation

By: ______________________
Name: Mark H. McKinnies
Title: CFO

PLEDGE AGREEMENT
(ADA-ES Third Waiver)

THIS PLEDGE AGREEMENT ("**Pledge Agreement**") is made as of the 30th day of June, 2014 (the "**Effective Date**") by and among ADA-ES, INC., a Colorado corporation ("**Borrower**"), ADVANCED EMISSIONS SOLUTIONS, INC., a Delaware corporation ("**ADES**"), and COBIZ BANK, a Colorado corporation, d/b/a COLORADO BUSINESS BANK ("**Lender**").

RECITALS

A. Borrower and Lender are parties to that certain 2013 Loan and Security Agreement dated as of September 19, 2013, as amended by the First Amendment and Waiver Regarding 2013 Loan and Security Agreement dated as of December 2, 2013, as further amended by a Waiver Letter dated February 7, 2014, a Second Amendment Regarding 2103 Loan and Security Agreement dated as of April 3, 2014 and a Third Waiver Regarding 2013 Loan and Security Agreement dated as of June 30, 2014 (as amended, supplemented, modified and restated from time to time, the "**Loan Agreement**").

B. Pursuant to the Third Waiver Regarding 2013 Loan and Security Agreement dated as of June 30, 2014, Borrower has agreed to provide Lender with cash collateral and execute this Pledge Agreement.

NOW THEREFORE, in consideration of the premises and covenants made by Borrower and contained in the Third Waiver, Borrower, ADES and Lender agree as follows:

AGREEMENTS

1. Defined Terms. Capitalized terms not otherwise defined herein shall have the meanings assigned in the Loan Agreement.

2. Pledge. Borrower hereby pledge, assign, hypothecate and grant to Lender as a first lien on, and security interest in, all of Borrower' right, title and interest in and to Account No. 3479315 in the name of Borrower (the "**Account**"), all interest accruing thereon and all proceeds thereof, including all sums deposited in the Account, and in any other depository or investment account or accounts that contain the proceeds of the Account (the "**Collateral**"), as security for the prompt and complete payment and performance when due of all of the Obligations.

3. Lender's Rights and Obligations Regarding Accounts. Upon the occurrence of an Event of Default, any amounts held in the Account shall be held and used in accordance with the terms of the Loan Agreement and further, Lender is and shall be entitled to all of the rights, powers and remedies concerning the Collateral afforded a secured party by the Uniform Commercial Code of Colorado, to the extent such law is applicable, and all other remedies available under applicable law, including the right of setoff against the Collateral.

4. Representations, Warranties and Covenants of Borrower. Borrower represents and warrants that: (a) no person or persons other than Borrower will have any right, title or interest in and to the Account; (b) Borrower has, full corporate power, authority and legal right to deliver and pledge all of its right, title and interest in and to the Account pursuant to this Pledge Agreement; and (c) Borrower has not previously pledged any right, title or interest of Borrower in or to the Account, or the proceeds thereof, to any other person or entity. Borrower covenants and agrees that it will defend Lender's right, title and security interest in and to the Collateral against the claims and demands of all persons whomsoever.

5. Further Assurances. Borrower agrees that, at any time and from time to time upon the written request of Lender, Borrower will execute and deliver such further documents and do such further acts and things as Lender may reasonably request in order to effect the purposes of this Pledge Agreement.

6. Severability. Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

7. No Waiver; Cumulative Remedies. Lender shall not, by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder and no waiver shall be valid unless in writing, signed by Lender, and then only to the extent therein set forth. A waiver by Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Lender would otherwise have on any further occasion. No failure to exercise nor any delay in exercising on the part of Lender, any right, power or privilege hereunder, shall operate as a waiver thereof, or shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law.

8. Expenses Secured. Borrower agrees to pay on demand all reasonable costs and expenses, if any (including reasonable counsel, consultant and appraiser fees and expenses), in connection with the exercise and enforcement (whether through negotiations, legal proceedings or otherwise) of Lender's rights and remedies provided by this Pledge Agreement, the Loan Agreement or any other loan document, or which by law shall be payable by Borrower, expressly including all such costs and expenses incurred by Lender in connection with or during the pendency of any bankruptcy or insolvency proceedings involving Borrower. All such expenses shall be part of the Obligations, and shall be secured by the Accounts.

9. . Release. This Pledge Agreement, and Lender's interest in and to any of the Accounts, shall terminate and expire at the first to occur of: (a) the Loan Agreement is terminated according to its terms and all obligations of Borrower thereunder shall have been fully complied with; or (b) Borrower is in full compliance with the requirements of Section 6.11 of the Loan Agreement, at which time the cash collateral will be released to Borrower. Upon

such termination of this Pledge Agreement, Lender agrees to take any and all actions as Borrower may reasonably request to evidence such termination.

10. Consent of ADES. ADES consents to the pledge contained herein.

11. Binding Effect. This Pledge Agreement and all obligations of Borrower hereunder shall be binding upon the successors and assigns of Borrower, and shall, together with the rights and remedies of Lender hereunder, inure to the benefit of Lender and its successors and assigns.

12. Miscellaneous.

(a) The paragraph headings used herein are intended for reference purposes only and shall not be considered in the interpretation of the terms and conditions hereof.

(b) The terms and conditions of this Pledge Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their successors and permitted assigns.

(c) This Pledge Agreement may be executed in any number of counterparts, and by Lender, ADES and Borrower on separate counterparts, each of which, when so executed and delivered, shall be an original, but all of which shall together constitute one and the same Agreement.

(d) This Pledge Agreement is a Loan Document as defined in the Loan Agreement.

(e) This Pledge Agreement and the Loan Agreement constitute the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede all prior negotiations, understandings, and agreements between such parties with respect to such subject matter.

(f) This Pledge Agreement, and the transactions evidenced hereby, shall be governed by, and construed under; the internal laws of the State of Colorado, without regard to principles of conflicts of law, as the same may from time to time be in effect, including, without limitation, the Uniform Commercial Code as in effect in the State of Colorado.

(Signatures on follow page)

ADA-ES, INC.,
a Colorado corporation

By: ______________________
Name: Mark H. McKinnies
Title: CF

ADVANCED EMISSIONS SOLUTIONS, INC., a
Delaware corporation

By: ______________________
Name: Mark H. McKinnies
Title: CFO

COBIZ BANK, a Colorado corporation d/b/a COLORADO
BUSINESS BANK

By: ______________________
Douglas L. Pogge, Senior Vice President

BORROWER CERTIFICATION
With Respect to
THIRD WAIVER REGARDING 2013 LOAN AND SECURITY AGREEMENT

In conjunction with the Third Waiver Regarding 2013 Loan and Security Agreement by and among ADA-ES, INC., ADVANCED EMISSIONS SOLUTIONS, INC. and COBIZ Bank, a Colorado corporation, d/b/a COLORADO BUSINESS BANK ("**Third Waiver**"), the undersigned, as a duly authorized officer of ADA-ES, INC., a Colorado corporation ("**Borrower**"), hereby certifies to COBIZ BANK, a Colorado corporation, d/b/a COLORADO BUSINESS BANK ("**Lender**") that no "Principal" of Borrower has been convicted of, or pled no contest to, a felony under state or federal law (excluding crimes related to traffic or motor vehicle offenses) or to any other crime that requires identification in any registry and/or notification program maintained by any federal or state jurisdiction.

For the purpose of this Certification, "**Principal**" is deemed to include: (a) each Officer of Borrower; (b) each director of Borrower; (c) the five (5) most highly compensated executives and officers of Borrower; and (d) each natural person who is a direct or indirect holder of more than twenty percent (20%) or more of the ownership stock or stock equivalent of Borrower.

The undersigned acknowledges Lender is relying upon the truth of the statements set forth in this Borrower Certification to enter into the Third Waiver with Borrower.

Dated this 30th day of June 2014.

ADA-ES, INC., a Colorado corporation

By: [signature]
Name: Mark H. McKinnies
Title: CFO

DEN-42558-6